EX10.3 - WC1 Mining Claim

OFFICE USE

BRITISH COLUMBIA

Ministry of Energy and Mines, Energy and Minerals Division — Mineral Titles Branch

RECORD OF 4 POST CLAIM

Mineral Tenure Act, Section 27

Mining Division ________ Tenure Number ________

DO NOT WRITE IN THIS AREA ________ Gold Commissioner Date of Record ________

APPLICATION TO RECORD A 4 POST CLAIM

I, William E. Lumley (Name of Locator) AGENT FOR Terry G. Cook (Name(s))

338 - 500 [illegible] St (Address) — U#13 - 601 W Broadway (Address)

Vancouver BC — Vancouver BC

V6B 1Y2 (Postal Code) Telephone — V5Z 4C2 (Postal Code) Telephone

Client Number 116166 — Client Number(s) 139879

hereby apply for a record of a 4 post claim for the location as outlined on the attached copy of mineral titles reference map number(s) 82L 05E, in the Vernon Mining Division.

ACCESS

Describe how you gained access to the location; include reference to roads, trails, topographic features, permanent landmarks and a description of the legal corner post location.

North on Hwy 97 from Vernon / South 13.6 km on Westside Rd / N 18.8 km on Sixmile Ck Rd to McGregor [illegible] Rd / West 7.5 km LCP is 210 due east of Rd at that point

(continue description on reverse)

GPS Co-ordinates taken of posts: Yes ☐ No ☐ **If yes, complete information chart on reverse**

I have securely fastened the metal identification tag embossed "LEGAL CORNER POST" to the legal corner post (or witness post*) and impressed this information on the tag

LEGAL CORNER POST

TAG No. 244176

CLAIM NAME WC1

LOCATOR William E Lumley

FMC No. 116166

AGENT FOR Terry G. Cook

FMC No. 139879

DATE COMMENCED Jan 26, 2002

TIME 8:00 Am

DATE COMPLETED Jan 26, 2002

TIME 4:00pm

NUMBER OF CLAIM UNITS

N 4 S ____ E ____ W 5

IDENTIFICATION POSTS NOT PLACED

were 4N0W, 4N2W, 4N3W, 4N4W, 4N5W, 3N5W, 2N5W, 0W/3N

because Topography & snow conditions (Canyon)

* If a witness post was placed for the legal corner post:

Bearing from witness post to true position of legal corner post is ________ degrees, at a distance of ________ metres.

Bearing from **identification** post to witness post is ________ degrees, at a distance of ________ metres.

NOTE: Legal corner post can be witnessed only if it was not feasible to place any posts 39170

ACKNOWLEDGEMENT

I have complied with all the terms and conditions of the *Mineral Tenure Act* and Regulation pertaining to the location of 4 post claims and have attached a plan of the location on which the positions of the legal corner post and all other corner posts (and witness and identification posts if applicable) are indicated. The tag information supplied above is the identical information that I impressed upon the tag affixed to the applicable post when I located this claim, and this information is true and correct.

[signature]

Signature of Locator

SUB-RECORDER RECEIVED
JAN 31 2002
M.R. # 13 $ 600.
VANCOUVER, B.C.

RECORDING STAMP